Exhibit 99.2

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT is made as of the 11th day of April 2007, by and among Mica-Tech, Inc., a California corporation (the “Company”), Mica-Tech International, Inc., a California corporation (“International”), Steven and Toni Ow, a married couple (collectively, “Ow”), and AML Communications, Inc., a Delaware corporation (the “Buyer”).

RECITALS

A.                                                                                   The Company desires to issue and sell to the Buyer, and the Buyer desires to purchase from the Company, the shares of Company common stock (“Shares”) such that Buyer holds 51% of the outstanding Shares following such purchase (“Purchase”) for the purchase price of $800,000 as set forth below.

B.                                                                                     As a condition to the Purchase, Ow intends to transfer all the outstanding shares of International to the Company and to convert $200,000 in Company debt into shares of Company common stock.

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.     Purchase and Sale of Stock.

1.1.  Sale and Issuance of Common Stock

(a)   Subject to the terms and conditions of this Agreement, Buyer agrees to purchase at the Closing or pursuant to Section 1.3 hereof and the Company agrees to sell and issue to Buyer at the Closing or pursuant to Section 1.3 hereof, for an aggregate price of $800,000,  that number of shares of the Company’s common stock (“Shares”) such that Buyer holds 51% of the outstanding Company Shares on a fully-diluted basis following such purchase, which the parties believe will be 4,146,400.

1.2   Closing.  The purchase and sale of all of the Shares shall take place at the offices of Richardson & Patel LLP, 10900 Wilshire Boulevard, Los Angeles, California at 10:00 a.m., on April 1, 2007, or at such other time and place as the Company and Buyer shall mutually agree upon orally or in writing but in no event later than May 1, 2007 (which time and place are designated as the “Closing”).  At the Closing the Company shall deliver to the Buyer a certificate representing the Common Stock that the Buyer is purchasing against payment of the purchase price therefor by check, wire transfer, cancellation of indebtedness or any combination thereof.  Without limiting the generality of the foregoing, $210,000 of the purchase price shall be paid through the cancellation of the Buyer’s two promissory notes in the aggregate principal amount of $210,000 and $590,000 of the purchase price shall be paid in cash.

1.3   Shareholder Actions.  At the Closing, Ow shall convert $200,000 in debt owed by the Company into 200,000 Shares, such that following such conversion the Company only owes Ow $485,000.  This conversion has already been reflected in the capitalization representation set forth in Section 2.2(a)(i).  In addition Ow shall exchange all outstanding shares of International common stock to the Company for 50,000 newly-issued shares of Company common stock, such that the Company shall own 100% of the outstanding equity of International following the Closing.  Ow acknowledges that Buyer has conditioned the Purchase upon such debt conversion and transfer of International common stock to the Company and would not enter into this Agreement, but for Ow’s covenant to perform such actions.

1.4   Post-Closing Company Covenants.  The Company agrees that all times Buyer shall hold at least 51% of the outstanding Shares on a fully-diluted basis hereinafter.  In the event that the number of outstanding Shares on a fully-diluted basis prior to the Closing listed in this Agreement was incorrect, Buyer shall be entitled to additional Shares in order that the Buyer holds at least 51% of the outstanding Shares.   In addition, if the Company were to issue additional Shares or, options or warrants to purchase or debt convertible into Shares, even if such action were to be approved by the Company’s Board of Directors, then the Company shall issue, without further consideration, additional Shares to Buyer such that Buyer holds at least 51% of the outstanding Shares.

2.     Representations and Warranties of the Company and International.  The Company and International hereby represent and warrant to the Buyer, jointly and severally, except as set forth on the Schedule of Exceptions (the “Schedule of Exceptions”) attached hereto as Schedule A, that:

2.1.  Organization, Good Standing and Qualification.  Each of the Company and International is a corporation duly organized, validly existing and in good standing under the laws of the State of California and each has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.  Each of the Company and International is duly qualified to transact business and each is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its respective business or properties.

2.2.  Capitalization and Voting Rights.

(a)           Company.

(i)            The authorized capital of the Company consists, or will consist immediately prior to the Closing of 10,000,000 shares of common stock (“Company Common Stock”), of which 3,733,333 shares are issued and outstanding, and following the issuance of 250,000 shares to Ow for the debt conversion and exchange of International common stock, will have 3,983,333 shares issued and outstanding immediately prior to Closing.

(ii)           The outstanding shares of Company Common Stock and options to purchase shares of Company Common Stock and warrants to purchase Company Common Stock are owned by the shareholders, optionholders and warrantholders in the numbers specified in Section 2.2 of the Schedule of Exceptions hereto.

(iii)          The outstanding shares of Company Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the “Act”) and any relevant state securities laws or pursuant to valid exemptions therefrom.

(iv)          Except as set forth in Section 2.2 of the Schedule of Exceptions, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock.  The Company has reserved 225,000 shares of its Common Stock for purchase upon exercise of currently existing options and options to be granted in the future under its currently existing stock option plans.  The Company is not a party or subject to any agreement or understanding, and, to the Company’s knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

(b)           International.

(i)            The authorized capital of International consists, or will consist immediately prior to the Closing of 100,000 shares of common stock (“International Common Stock”), of which 51,000 shares are issued and outstanding.  Ow will transfer all 51,000 shares of International Common Stock to the Company prior to the Closing.  Ow agrees that he will cause all outstanding options and warrants, if any, to be cancelled.

(ii)           The outstanding shares of Company Common Stock and International Common Stock and options to purchase shares of Company Common Stock and International Common Stock and warrants to purchase Company Common Stock and International Common Stock are owned by the shareholders, optionholders and warrantholders of each respective corporation in the numbers specified in Section 2.2 of the Schedule of Exceptions hereto.

(iii)          The outstanding shares of Company Common Stock and International Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the “Act”) and any relevant state securities laws or pursuant to valid exemptions therefrom.

(iv)          Except as set forth in Section 2.2 of the Schedule of Exceptions, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from International of any shares of its capital stock.  International has no shares of its Common Stock for purchase upon exercise of currently existing options and options to be granted in the future under its currently existing stock option plans.  International is not a party or subject to any agreement or understanding, and, to International’s knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of International.

2.3.  Subsidiaries.  Except as set forth in Section 2.3 of the Schedule of Exceptions, neither the Company nor International presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity.  Neither the Company nor International is not a participant in any joint venture, partnership, or similar arrangement.

2.4.  Authorization.  All corporate action on the part of the Company and International, their respective officers, directors and shareholders necessary for the authorization,

execution and delivery of this Agreement and the Option Agreement (as defined below, and together with this Agreement, the “Transaction Documents”) the performance of all obligations of the Company and International hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Company Common Stock and International Common Stock being sold hereunder has been taken or will be taken prior to the Closing, and the Transaction Documents constitute valid and legally binding obligations of each of the Company and International, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.5.  Valid Issuance of Common Stock.  The Company Common Stock and International Common Stock that is being purchased by the Buyer, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

2.6.  Governmental Authorization; Third Party Consents.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority or any other person or entity on the part of the Company or International is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, which filing will be effected within 15 days of the sale of the Common Stock hereunder.

2.7.  Offering.  Subject in part to the truth and accuracy of the Buyer’s representations set forth in Section 3 of this Agreement, the offer and sale of the Company Common Stock and International Common Stock as contemplated by this Agreement are exempt from the registration requirements of the Act.

2.8.  Litigation.  There is no action, suit, proceeding or investigation pending or currently threatened against the Company or International that questions the validity of the Transaction Documents, or the right of the Company or International to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company or International, financially or otherwise, or any change in the current equity ownership of the Company or International, nor is the Company or International aware that there is any reasonable basis for the foregoing.  Neither the Company nor International is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  There is no action, suit, proceeding or investigation by the Company or International currently pending or that the Company or International intends to initiate.

2.9.  Patents and Trademarks.  To the best of its knowledge (but without having conducted any special investigation or patent search) the Company and International has sufficient legal rights of ownership or otherwise to all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes (collectively, the “Intellectual Property”) used in its respective businesses without any conflict with or infringement of the rights of others, including, but not limited to, all parties with whom the Company or International has previously entered into contracts relating to the sale or license by or to the Company or International of any Intellectual Property.  Except as set forth in Section 2.9 of the Schedule of Exceptions, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company or International bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.  Neither the Company nor International has received any communications alleging that either entity has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.  Neither the Company nor International is aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or International, as applicable, or that would conflict with the Company’s or International’s current business.  Neither the execution nor delivery of the Transaction Documents, nor the carrying on of the Company’s or International’s business by the employees of the Company and International, nor the conduct of the Company’s and International’s business, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated.  The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to or outside the scope of their employment by the Company.

2.10.        Compliance with Other Instruments.  Neither the Company nor International is in violation or default in any material respect of any provision of its Articles or Bylaws, or in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to the best of its knowledge, of any material provision of any federal or state statute, rule or regulation applicable to the Company or International, respectively.  The execution, delivery and performance of the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or International, or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company or International, each such entity’s respective business or operations or any of its respective assets or properties.

2.11.        Permits.  Each of the Company and International has all franchises, permits, licenses, and any similar authority necessary for the conduct of such entity’s business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company or International, and the Company and International believes each such entity can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted.  Neither the Company nor International is in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

2.12.        Financial Statements.  The Company has made available to the Buyer its unaudited interim financial statements (balance sheet and profit and loss statement) at and for the 12-month period ended February 28, 2007 (the “Financial Statements”).  The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except that these unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles.  The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of the unaudited Financial Statements to normal year-end audit adjustments.  Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise (including without limitation, indemnity or guaranty obligations), other than (i) liabilities incurred in the ordinary course of business subsequent to February 28, 2007 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company.  The Company maintains a standard system of accounting established and administered in accordance with generally accepted accounting principles.

Section 2.12 of the Schedule of Exceptions includes the balance sheet of Mica-Tech dated as of February 28, 2007 (“March Balance Sheet”).  The Company represents that its net assets at Closing shall be no lower than its net assets represented in the March Balance Sheet.

2.13.        Changes.  Except as contemplated by the Transaction Documents, since February 28, 2007 there has not been:

(a)   any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

(b)   any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company or International;

(c)   any waiver by the Company or International of a valuable right or of a material debt owed to it;

(d)   any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or International, except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results or business of the Company or International;

(e)   any change or amendment to a material contract or arrangement by which the Company or International or any of each such entity’s assets or properties is bound or subject which is likely to materially and adversely affect the Company’s or International’s business;

(f)    any material change in any compensation arrangement or agreement with any employee, officer, director or shareholder;

(g)   any resignation or termination of employment of any key officer of the Company; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

(h)   any mortgage, pledge, transfer of a security interest in, or lien, created by the Company or International, with respect to any of such entity’s material properties or assets, except liens for taxes not yet due or payable;

(i)    any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

(j)    any declaration, setting aside or payment or other distribution in respect of any of the Company’s or International’s capital stock, or any direct or indirect redemption, purchase or other acquisition of any stock by the Company or International;

(k)   to the best knowledge of the Company, any other event or condition of any character that is likely to materially and adversely affect the assets, properties or financial condition, operating results or business of the Company or International as conducted; or

(l)    Any sale, assignment, transfer, or license of any Intellectual Property;

(m)  Any receipt of notice that there has been a loss of, or material contract cancellation by, any material customer of the Company; or

(n)   any agreement or commitment by the Company or International to do any of the things described in this Section 2.13.

2.14.        Agreements; Action.

(a)   Except for agreements contemplated hereby, the Option Agreement, employment agreements, stock restriction agreements and stock option agreements, there are no agreements between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

(b)   Except as set forth in Section 2.14 of the Schedule of Exceptions, there are no agreements, understandings, instruments, contracts, judgments, orders, writs or decrees to which the Company or International is a party or by which it is bound that (i) require payments to or from the Company or International in excess of $25,000, (ii) require the license of any patent, copyright, trade secret or other proprietary right to or from the Company or International or (iii)

contain provisions restricting or adversely affecting in any material respect the development, manufacture or distribution of the Company’s or International’s proposed products or services.

(c)   Neither the Company nor International has (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its respective capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $25,000 or, in the case of indebtedness individually less than $25,000, in excess of $75,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

(d)   For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company or International has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

2.15.        Title to Property and Assets.  The Company and International owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company’s or International’s ownership or use of such property or assets.  With respect to the property and assets it leases, the Company or International, as applicable, is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

2.16.        Employee Benefit Plans.  No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan (as defined below) by the Company or any of its Subsidiaries which is or would be materially adverse to the Company and its Subsidiaries.  The execution and delivery of this Agreement and the issuance and sale of the Shares will not involve any transaction which is subject to the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended, provided that, if Buyer, or any person or entity that owns a beneficial interest in any of the Buyer, is an “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a “party in interest” (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met.  As used in this Section 2.16, the term “Plan” shall mean an “employee pension benefit plan” (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any Subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any Subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

2.17.        Tax Returns, Payments and Elections.  Each of the Company and International: (i) has timely filed all tax returns that are required to have been filed by it with all appropriate federal, state, county and local governmental agencies (and all such returns fairly reflect the Company’s or International, as applicable, operations for tax purposes); (ii) has timely paid all taxes and other assessments owed by it, including but not limited to those for which it is obligated to withhold from amounts owing to any employee (including without limitation social security taxes), creditor or third party (other than taxes the validity of which are being contested in good faith by appropriate proceedings); and (iii) has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to a tax assessment or deficiency.  The assessment of any additional taxes for periods for which returns have been filed is not expected to exceed the recorded liability therefor, and, there are no material unresolved questions or claims concerning the Company’s or International’s tax liability.  Neither the Company’s or International’s tax returns have been reviewed or audited by any federal, state, local or county taxing authority.  There is no pending dispute with any taxing authority relating to any of said returns which, if determined adversely to the Company or International, would result in the assertion by any taxing authority of any valid deficiency in any material amount for taxes.

Neither the Company nor International has elected pursuant to the Internal Revenue Code of 1986, as amended (the “Code”), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has either party made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material effect on the Company or International, their financial condition, their business as presently conducted or any of their properties or material assets.

2.18.        Insurance.  The Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

2.19.        Labor Agreements and Actions.  The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the Company’s knowledge, has sought to represent any of the employees, representatives or agents of the Company.  There is no strike or other labor dispute involving the Company pending, or to the Company’s knowledge, threatened nor is the Company aware of any labor organization activity involving its employees.  None of the Company’s employees belongs to any union or collective bargaining unit.  To the Company’s knowledge, no employee of the Company is or will be in violation of any judgment, decree or order, or any term of any employment contract, patent disclosure agreement or other contract or agreement relating to the relationship of any such employee with the Company or any other party, because of the nature of the business conducted or to be conducted by the Company or the utilization by the employee of his or her best efforts with respect to such business.  Except as set forth in Section 2.19 of the Schedule of Exceptions, the Company is not party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan or retirement agreement.  The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing.  The employment of each officer and employee of the Company is terminable at the will of the Company.  To the best of its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity and other laws related to employment.

2.20.        Environmental and Safety Laws.  To the best of its knowledge, neither the Company nor International is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to the best of each party’s knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

2.21.        Minute Books.  The minute books of the Company and International provided to the Buyer contain minutes of all meetings of the directors and shareholders and all actions by written consent without a meeting by the directors and shareholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

2.22.        Corporate Documents.  The Articles and, except for amendments necessary to satisfy representations and warranties or conditions contained herein (the form of which amendment has been approved by the Buyers), Bylaws of the Company and International are in the form previously provided to special counsel for the Buyers.

2.23.        Related-Party Transactions.  Except as set forth in Section 2.23 of the Schedule of Exceptions, no employee, officer or director of the Company or International or member of his or her immediate family is indebted to the Company or International, nor is the Company or International indebted (or committed to make loans or extend or guarantee credit) to any of them.  To the Company’s knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company or International is affiliated or with which the Company has a business relationship, or any firm or corporation that competes or, to the Company’s knowledge, is expected to compete with the Company or International, except that employees, officers or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company.  None of the Company’s officers or directors or any member of their immediate families are, directly or indirectly, interested in any material contract with the Company or International.

2.24.        Real Property Holding Company.  Neither the Company nor International is a real property holding company within the meaning of Code Section 897.

2.25.        Disclosure.  The Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.  Neither the Company nor International has any knowledge of any fact that has specific application to the Company (other than general economic or industry conditions) and that would reasonably be expected to have a material adverse effect that has not been disclosed in or pursuant to the Transaction Documents.

3.     Representations and Warranties of the Buyer.  The Buyer hereby represents and warrants that:

3.1.  Authorization.  The Buyer has full power and authority to enter into each of the Transaction Documents, and each such Transaction Document constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganizations, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.2.  Purchase Entirely for Own Account.  This Agreement is made with the Buyer in reliance upon the Buyer’s representation to the Company, which by the Buyer’s execution of this Agreement the Buyer hereby confirms, that the Company Common Stock to be received by the Buyer and the Company Common Stock issuable upon conversion thereof (collectively, the “Securities”) will be acquired for investment for the Buyer’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same.  By executing this Agreement, the Buyer further represents that the Buyer does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

3.3.  Investment Experience.  The Buyer is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Common Stock.  If other than an individual, Buyer also represents it has not been organized for the purpose of acquiring the Common Stock.

3.4.  Accredited Buyer.  The Buyer is an “accredited investor” within the meaning of Securities and Exchange Commission (“SEC”) Rule 501 of Regulation D, as presently in effect.

3.5.  Restricted Securities.  The Buyer understands that the Securities it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances.  In this connection, the Buyer represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

3.6.  Further Limitations on Disposition.  Without in any way limiting the representations set forth above, the Buyer further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3.6 with respect to further dispositions and:

(a)   There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

(b) If reasonably requested by the Company, the Buyer shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act.

3.7.  Legends.  It is understood that the certificates evidencing the Securities may bear the following legend

“These securities have not been registered under the Securities Act of 1933, as amended.  They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act.”

4.     California Commissioner of Corporations.

4.1.  Corporate Securities Law.  THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.  THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

5.     Conditions of Buyer’s Obligations at each Closing.  The obligations of the Buyer under subsection 1.1(b) of this Agreement are subject to the fulfillment on or before each Closing of each of the following conditions, the waiver of which shall not be effective against any Buyer who does not consent in writing thereto:

5.1.  Representations and Warranties.  The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing, and since the date of this Agreement, there shall not have been any material adverse change in the business, operations, properties, assets, or condition of the Company.

5.2.  Performance.  The Company shall have performed and complied, in all material respects, with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

5.3.  Qualifications.  All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

5.4.  Board Resignation and Appointment.  The Company’s and International’s officers and directors shall have submitted written resignations from such positions.  In addition, the Board of Directors of the Company and International shall have passed resolutions appointing the following individuals to the positions with Company and International listed opposite their names below:

Name	Position

Steven Ow	Chief Executive Officer, President and Director

Jacob Inbar	Director

[AML Appointee]	Director

The Board of each of the Company and International shall have passed resolutions accepting the resignations of all other current officers and directors of the Company and International.

5.5.  Option Agreement.  The Company’s and International’s current shareholders and the Buyer shall have entered into the Option Agreement in the form attached as Exhibit A.

5.6.  Opinion of Company Counsel.  The Company shall make available to the Buyer an opinion from [Name of Company Counsel],  counsel for the Company dated as of the Closing, in the form attached hereto as Exhibit B.

5.7.  Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Buyers’ special counsel, which shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

6.     Conditions of the Company’s Obligations at Closing.  The obligations of the Company to the Buyer under this Agreement are subject to the fulfillment on or before each closing of each of the following conditions by that Buyer:

6.1.  Representations and Warranties.  The representations and warranties of the Buyer contained in Section 3 shall be true in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

6.2.  Payment of Purchase Price.  The Buyers shall have delivered the purchase price specified in Section 1.2.

6.3.  Qualifications.  All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

7.     Miscellaneous.

7.1.  Survival of Warranties.  The warranties, representations and covenants of the Company and Buyers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Buyers or the Company.

7.2.  Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities).  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.3.  Governing Law.  This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

7.4.  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.5.  Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.6.  Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties.

7.7.  Finder’s Fee.  Each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction.  The Buyer agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Buyer or any of its officers, partners, employees, or representatives is responsible.  The Company agrees to indemnify and hold harmless the Buyer from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees, shareholders or representatives is responsible.

7.8.  Expenses.  Each party shall pay its respective costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

7.9.  Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Common Stock issued or issuable upon conversion of the then outstanding Common Stock.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

7.10.        Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

7.11.        Aggregation of Stock.  All shares of the Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

7.12.        Entire Agreement.  This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement as of the date first above written.

Mica-Tech, Inc.

	By:	/s/ Steven Ow
Steven Ow, President

Mica-Tech International, Inc.

	By:	/s/ Steven Ow
Steven Ow, President

STEVEN OW

/s/ Steven Ow

TONI OW

/s/ Toni Ow

Address for Mica-Tech, Inc., Mica-Tech International, Inc., Steven Ow and Toni Ow:
4750 Calle Quetzal
Camarillo, California 93010

BUYER:

AML COMMUNICATIONS, INC.,
a Delaware corporation

	By:	/s/ Jacob Inbar
	Its:	Jacob Inbar, President & CEO

Address:	AML Communications, Inc.
1000 Avenida Acaso
Camarillo, CA 93012